UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 12, 2017

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Genesys Industries, Inc.

(Exact name of registrant as specified in its charter)

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Florida	333-213387	30-0852686
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

1914 24th Ave E

Palmetto, Florida  34221

Tel: 941.722.3600
(Address and telephone number of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 7 – Regulation FD

Item 7.01. Regulation FD Disclosure

On July 12, 2017, Genesys Industries, Inc. (the “Company”) published a press release regarding approval by the Depository Trust Company (DTC) of the eligibility application for the Company’s common stock (SYMBOL GEIN  - CUSIP 37187G101) to be electronically cleared and settled through the DTC.

A copy of the press release is attached hereto as Exhibit 99.1. to this report. The information contained herein and the exhibit attached herewith shall be deemed furnished and not filed.

Section 8 – Other Events

Item 8.01. Other Events

A copy of the press release is filed herewith as Exhibit 99.1.

Exhibit No.	Description
99.1	Press release, dated July 12, 2017

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Genesys Industries, Inc.

Date: July 12, 2017	By:	/s/ Shefali Vibhakar
Shefali Vibhakar
Chief Financial Officer

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